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                               AIM BALANCED FUND
                           AIM GLOBAL UTILITIES FUND
                                AIM GROWTH FUND
                              AIM HIGH YIELD FUND
                                AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                             AIM MONEY MARKET FUND
                            AIM MUNICIPAL BOND FUND
                                 AIM VALUE FUND

                     (SERIES PORTFOLIOS OF AIM FUNDS GROUP)

                       Supplement dated December 16, 1996
         to the Prospectus dated May 1, 1996, as revised June 11, 1996, and as supplemented on October 10, 1996 and November 5, 1996


APPROVAL OF NEW ADVISORY, ADMINISTRATIVE SERVICES AND DISTRIBUTION AGREEMENTS

         On December 11, 1996, the Board of Trustees (the "Board") of AIM Funds Group (the "Trust") approved a new investment advisory agreement, subject to shareholder approval, between A I M Advisors, Inc. ("AIM") and the Trust with respect to AIM Balanced Fund, AIM Global Utilities Fund, AIM Growth Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Money Market Fund, AIM Municipal Bond Fund and AIM Value Fund (the "Funds"). Shareholders will be asked to approve the new investment advisory agreement at an annual meeting of shareholders to be held on February 7, 1997 (the "Annual Meeting"). The Board has also approved a new administrative services agreement with AIM and a new distribution agreement with A I M Distributors, Inc. There have been no material changes to the terms of the new agreements, including the fees payable by the Funds. No change is anticipated in the investment advisory or other personnel responsible for the Funds as a result of these new agreements.

         The Board has approved these new agreements because the Funds' corresponding existing agreements will terminate upon consummation of the proposed merger of A I M Management Group Inc., the parent of AIM, into a subsidiary of INVESCO plc. INVESCO plc and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. It is contemplated that the merger will occur on February 28, 1997. Provided that each Fund's shareholders approve the new advisory agreement at the Annual Meeting and the merger is consummated, the new advisory agreement with respect to each such Fund, as well as the new administrative services and distribution agreements, will automatically become effective as of the closing of the merger.

PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT POLICIES

         The Board has unanimously approved the elimination of and changes to certain fundamental investment policies of each Fund, subject to shareholder approval. Shareholders will be asked to approve these changes at the Annual Meeting. If approved, they will become effective on March 1, 1997.

         Investment in Other Investment Companies

         Each of the Funds is currently subject to a fundamental investment policy which generally prohibits it from investing in other investment companies. The Board has approved the elimination of these fundamental investment policies, and the amendment of other fundamental investment policies that relate to the ability to invest in other investment companies. The proposed changes permit the Funds to invest in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and
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regulations thereunder, and, if applicable, exemptive orders granted by the
Securities and Exchange Commission.

         For additional information regarding the proposed changes described above, see the Funds' Statement of Additional Information dated May 1, 1996, as supplemented December 16, 1996 (the "Supplemented Statement of Additional Information").

         Investment in Puts and Covered Calls

         AIM Global Utilities Fund currently is prohibited from investing in puts, straddles, spreads or any combination thereof, although it may write covered call options and purchase and sell options on stock index futures contracts and stock indices. AIM Growth Fund and AIM Value Fund currently are prohibited from investing in puts, calls, straddles, spreads or any combination thereof, although they may invest in financial futures and options thereon for hedging purposes and may sell covered call options. Such prohibitions are fundamental investment policies of those Funds. The Board has approved the elimination of the above prohibitions, and will adopt a nonfundamental policy (which may changed without further shareholder approval) that provides that each of AIM Global Utilities Fund, AIM Growth Fund and AIM Value Fund may purchase put options and may only write call options on a "covered" basis.

          Writing a call option obligates a Fund to sell or deliver the option's underlying security in return for a strike price upon exercise of the option. A call option is "covered" if a Fund owns or has the right to acquire the underlying security subject to the call. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. The purpose of put and covered call option transactions is to hedge against changes in the market value of a Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options. AIM Global Utilities Fund, AIM Growth Fund and AIM Value Fund will not use leverage in their strategies involving put and covered call options, and will make such investments for hedging purposes only.

         For additional information regarding the proposed changes, see the Supplemented Statement of Additional Information.





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